UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2024

NORTHERN STAR INVESTMENT CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39929	85-3909728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 44th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one redeemable warrant	NSTB.U	NYSE American
Class A Common Stock, par value $0.0001 per share	NSTB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on December 19, 2023, each of Howard Yeaton and David Shapiro resigned from the board of directors (the “Board”) of Northern Star Investment Corp. II (the “Company”). Prior to their resignations, each of Mr. Yeaton and Mr. Shapiro was an independent director and served on all committees of the Board, including the audit committee, and Mr. Yeaton was the designated “financially sophisticated” audit committee member. Prior to these resignations, the audit committee was comprised of three independent directors.

As a result of these resignations, on January 5, 2023, the Company received a notice of non-compliance from the staff of the NYSE American Market (the “Exchange”) indicating that the Company was noncompliant with the continued listing standards set forth in Sections 803B(2)(c) and 803B(2)(a)(iii) of the NYSE American Company Guide (the “Company Guide”), since its audit committee is no longer comprised of at least two independent members and does not have at least one member of the audit committee who is financially sophisticated (the “NYSE Notice”). The NYSE Notice stated that pursuant to Section 803(B)(6)(b) of the Company Guide, the Company will generally have until the earlier of its next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to comply with the audit committee composition requirements to regain compliance with the continued listing standards.

The NYSE Notice does not have any immediate effect on the listing of the Company’s common stock and units on the Exchange, which remain trading under the trading symbols “NSTB” and “NSTB.U” respectively. There can be no assurance, however, that the Company will be able to regain compliance with the listing standards discussed above set forth in the Company Guide.

The Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press release.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2024	NORTHERN STAR INVESTMENT CORP. II

	By:	/s/ Jonathan Ledecky
Jonathan Ledecky
Chief Operating Officer

2